UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                   Washington, DC 20549

                                        FORM 8-K

                                      CURRENT REPORT
                           Pursuant to Section 13 OR 15(d)
                        of the Securities Exchange Act of 1934

Date of Report: February 23, 2007
                ------------------

                                    DORMAN PRODUCTS, INC.
                     -----------------------------------------------------
                     (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
           of incorporation)           File Number)         Identification No.)


                      3400 East Walnut Street, Colmar, PA, 18915
             --------------------------------------------------------
                  (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 215-997-1800
                                                   -------------
                                 Not Applicable
             --------------------------------------------------------
             (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
|_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
         Act (17 CFR 240.14d-2 (b))
|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
         Act (17 CFR 240.13e-4(c))

===============================================================================


Item 2.02. Results of Operation and Financial Condition.

        The information being furnished in this Item 2.02 and in Exhibit
99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

        On February 23, 2007, Dorman Products, Inc. (the "Company") issued a press release announcing its operating results for the fourth quarter and year ended December 30, 2006. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        On February 22, 2007, the Board of Directors of Dorman Products, Inc. (the "Company") adopted Amended and Restated Bylaws. A summary of the changes to the by-laws follows:

        - In May 2006, the Company changed its name from R&B, Inc. to Dorman Products, Inc. The by-laws have been amended to reflect the change.

        - The by-laws are amended throughout to allow the Company's Board of Directors to permit shareholders to participate in shareholder meetings via "other electronic means" including, without limitation, the Internet. This change reflects advances in technology that have occurred since the adoption of the original by-laws in September of 1990.

        - Under amended Section 2-9, shareholders intending to submit director nominations or other proposals not governed by Rule 14a-8 of the Securities Exchange Act of 1934 will have "at least ninety (90) days prior to the date one year from the date of the immediately preceding annual meeting of shareholders" to submit such nominations or other proposals.

        - Amended Section 3-10 makes clear that the Chairman (or Vice-Chairman if any) presides over each meeting of the Board of Directors and shall have other powers and duties as assigned by the Board. The by-laws did not contain such a provision.

        A copy of the Amended and Restated Bylaws is attached hereto as Exhibit
3.1 and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits

Exhibit Number          Description
     3.1               Amended and Restated Bylaws Dated February 22, 2007.
    99.1               Press Release dated February 23, 2007





                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Dorman Products, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Dorman Products, Inc.



Dated: February 23, 2007                 By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                        Mathias J. Barton
                                        Chief Financial Officer and
                                        Principal Accounting Officer

EXHIBIT INDEX


 Exhibit Number       Description

  99.1                Press Release Dated February 23, 2007
  99.2                Amended and Restated Bylaws Dated February 22, 2007